                                                                   Exhibit 10.16


                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement") is made, entered into and effective the ___ day of _________ 2000, between eNote.com Inc., a Delaware corporation having an office at 185 Allen Brook Lane, Williston, Vermont 05495 (the "Company"), and _____________________, a ________________ corporation organized under the laws of the _____________ and having an office at ______________________________, (the "Purchaser"). The parties hereto agree as follows.

         1.   SALE AND PURCHASE OF SECURITIES.

         (a) AGREEMENT TO PURCHASE AND SELL. The Company agrees to sell to the Purchaser and, in reliance on the representations, warranties and covenants made herein by the Company, the Purchaser agrees to purchase from the Company, (i) ______________ shares of the Company's Common Stock (the "Shares") at a price per share equal to $6 and (ii) a warrant in the form attached hereto as Exhibit A (the "Warrant") to acquire ____________ shares of the Company's Common Stock at an exercise price of $.01 per share (the "Warrant Shares").

         (b) PURCHASE PRICE OF SECURITIES. The Purchase Price payable by the Purchaser for the Shares and the Warrants shall be __________________ U.S. Dollars ($__________). Such Purchase Price shall be paid, by bank wire transfer to an account designated by the Company in writing to the Purchaser, upon the Company's delivery of the Stock Certificates to the Purchaser.

         2. REPRESENTATIONS AND WARRANTIES. To induce the Purchaser to enter into and perform its obligations under this Agreement, the Company hereby represents and warrants to the Purchaser as follows:

         (a) ORGANIZATION AND EXISTENCE. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware; it has obtained all licenses and permits and has filed all registrations in all jurisdictions that are necessary to the operation of its present business. The Company is duly qualified as a foreign corporation in all jurisdictions where such qualification is required.

         (b) AUTHORIZATION AND NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the performance of the duties of the Company set forth herein are within the Company's corporate powers, have been duly authorized by all necessary corporate action, have been approved by the Company's Board of Directors, do not require the approval of the Company's stockholders and do not contravene (i) the Company's Certificate of Incorporation or Bylaws or (ii) any statute, rule, regulation or other law or any contractual restriction binding on or affecting the Company, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (c) FULLY-PAID AND NONASSESSABLE SECURITIES. The Shares and the Warrant Shares to be delivered to Purchaser pursuant to the terms of this Agreement and/or upon the exercise of the Warrant will, on delivery in accordance with the terms hereof and thereof, be duly authorized, validly issued, fully paid, nonassessable and free and clear of any and all liens, encumbrances or restrictions, other than the express restrictions on resale described elsewhere herein.

         (d) ENFORCEABILITY OF OBLIGATIONS. This Agreement is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

         (e) CLAIMS AND LITIGATION. There are no claims, actions or proceedings, pending or threatened, by or against or affecting the Company, including actions before a court, governmental agency or arbitrator, other than those arising or instituted after the date of this Agreement and prior to Closing in which the amount claimed as loss or damage (or if no specific amount is claimed, then the Company's good faith reasonable estimate of the amount that will be claimed) exceeds $20,000 in the aggregate. Furthermore, the Company has no knowledge of any conflict between its rights respecting the tvemail technologies and the rights of others or of the basis for any claim that has not yet been asserted.

         (f) TAXES. The Company has filed all required federal, state and other tax returns and paid any and all income, sales, property or other taxes due pursuant thereto or pursuant to any assessment received by the Company, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. All such tax returns filed by the Company accurately reflect the tax due by the Company for the fiscal periods for which such returns were filed.

         (g) STOCK AND RECORDS. All outstanding capital stock of the Company was and is properly issued, duly paid and non-assessable, and all books and records of the Company, including but not limited to its minute books, bylaws, and books of account, are accurate and complete.

         (h) CONVERTIBLE SECURITIES AND STOCK PURCHASE RIGHTS. Except as set forth on Schedule 1 hereto, no shares of the Company's unissued capital stock are reserved for any purpose. Except as set forth on Schedule 1 hereto, there are no other outstanding commitments, warrants, options, securities convertible into the Company's stock or other rights to acquire any shares of the Company's capital stock; there are no preemptive or similar rights with respect to the issuance or sale of the Company's capital stock; there is no commitment of the Company to issue or sell any shares of its capital stock; there are no agreements that now or in the future require the Company to repurchase, redeem, retire or otherwise acquire any shares of its capital stock; and there are no agreements (other than agreements designed to require compliance with federal or state securities laws) restricting the transfer of any shares of the Company's capital stock.

         (i) TITLE TO PROPERTY. The Company has good and marketable title to all property and assets to be owned by it including, without limitation, all of the intellectual property and all assets shown in the Company's March 31, 1999 balance sheet, free of all liens, encumbrances, pledges and security interests.

         (j) INVESTMENTS. The Company has no ownership interest or other investment in any other person, corporation, partnership or other entity.

         (k) OUTSTANDING GUARANTIES. The Company has no outstanding guaranties or other agreements relating to the debts or liabilities of any other Person except for such wholly and partially owned subsidiaries as listed in Exhibit B.

         (l) SEC FILINGS. The Company has filed (i) all forms, reports, statements and other documents required to be filed with the Securities and Exchange Commission ("SEC'), including, without limitation (1) all Annual Reports on Form l0-KSB, (2) all Quarterly Reports on Form l0-QSB, (3) all proxy statements relating to meetings of stockholders (whether annual or special), (4) all Reports on Form 8-K, (5) all other reports or registration statements and
(6) all amendments and supplements to all such reports and registration statements (collectively, the "the Company SEC Reports") and (ii) all forms, reports, statements and other documents required to be filed with any other applicable federal regulatory authorities (all such forms, reports, statements and other documents being referred to herein, collectively, as the "the Company

Reports"). The Company Reports were prepared in all material respects in accordance with the requirements of applicable law (including, with respect to the Company SEC Reports, the Securities Act and Exchange Act, as the case may be, and the roles and regulations of the SEC thereunder applicable to such the Company SEC Reports) and (y) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (m) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made in sub-paragraphs (a) through (1) of this Paragraph 2 are true and correct on the date of this Agreement and shall be true and correct on the date of the Closing, (ii) shall survive the sale of Common Stock for a period of one year after the date of the Closing, except to the extent that such representations and warranties are determined to have been untrue as of the date hereof or the date of the Closing because of claims or actions (whether based on alleged violations of securities laws, fraud, preemptive rights or otherwise) by current or former stockholders of the Company based on events which occurred prior to the date of this Agreement. All of such representations and warranties are deemed to be material.

         3.       AFFIRMATIVE COVENANTS.

         (a) SEC REPORTING OBLIGATIONS. For so long as the Company's Common Stock is registered under the Securities Exchange Act of 1934, as amended, the Company (i) will file all forms, reports, statements and other documents required to be filed with the Securities and Exchange Commission ("SEC"), including, without limitation (1) all Annual Reports on Form 10-KSB, (2) all Quarterly Reports on Form l0-QSB, (3) all proxy statements relating to meetings of stockholders (whether annual or special), (4) all Reports on Form 8-K, (5) all other reports or registration statements and (6) all amendments and supplements to all such reports and registration statements and (ii) all forms, reports, statements and other documents required to be filed with any other applicable federal or state regulatory authorities. The Company Reports shall be prepared in all material respects in accordance with the requirements of applicable law (including, the Securities Act and Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company Reports) and shall not at the time they are filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         REPORTS TO STOCKHOLDERS. For so long as the Company's Common Stock is registered under the Securities Exchange Act of 1934, as amended, the Company will hold an annual meeting of shareholders for the election of directors within 180 days after the end of each of the Company's fiscal years and, within 180 days after the end of each of the Company's fiscal years, will provide the Company's shareholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by Rule 14a-3 under the Securities Exchange Act of 1934, as amended, and shall be included in an annual report meeting the requirements of the Rule. Further, the Company agrees to make available to the Company's shareholders in printable form within 60 days after the end of each fiscal quarter of the Company (other than the last fiscal quarter in any fiscal year) reasonably itemized financial statements of the Company and its subsidiaries, if any, for the fiscal quarter just ended and a narrative discussion of such financial statements and the business conducted by the Company and its subsidiaries, it any, during such quarter.

         (C) TRANSFER REGISTRATION. The Company shall not register any transfer of the Shares not made in accordance with the provisions of Regulation S ("Reg S"), pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration under such Act. Furthermore, the Company will not issue the Warrant Shares upon exercise of the Warrant until the Company is reasonably satisfied that (i) the Warrant is not exercised within the United States, and (ii) that the Warrant Shares shall not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of "offshore transaction" pursuant to Rule 902(h) of the Act, unless registered under the Act or an exemption from such registration is available.

         4. CLOSING. The Purchaser shall not be obligated to perform its obligations hereunder unless all of the following conditions which the Company is hereby obligated to satisfy and perform shall have been satisfied and performed on or prior to the Closing.

         (a) AUTHORIZATION. Execution and performance of all terms and conditions hereof by the Company shall have been approved by its Board of Directors, in a resolution in a manner satisfactory in form and substance to the Purchaser, and the Company shall have duly executed and delivered this Agreement and stock certificates evidencing the Purchase hereunder.

         (b) PERFORMANCE. The Company shall have delivered to Purchaser, all of the schedules, certificates and other papers required to be delivered on or before the date of this Agreement. None of the Company's representations and warranties set forth in this Agreement or any information contained in any schedule, attachment or exhibit hereto or in any writing delivered to the Purchaser shall be or shall have been discovered by the Purchaser or its attorneys, accountants, employees or other personnel to be untrue or incorrect in any material respect on the date of the Closing.

         (c) CLOSING PAPERS. The Company shall have delivered to the Purchaser all of the following: (i) an officers' certificate dated the date of the Closing satisfactory in form and substance to the Purchaser stating that the representations in Paragraph 2 are true and correct as of such date; (ii) certified copies satisfactory in form and substance to the Purchaser of the resolutions described in sub-paragraph 3(a); and (iii) such other materials as the Purchaser shall reasonably require.

         (d) WAIVER. Any Closing condition or covenant specified in this Section 4 may be waived by the Purchaser, and such waiver shall be deemed to have been made to the extent the Purchaser agrees to and consummates the Closing and one or more of the conditions set forth in this Section 4 have not been fully satisfied.

         5. INVESTOR REPRESENTATIONS; TRANSFER. The Purchaser represents and warrants that it: (i) an "accredited investor" as defined under federal securities laws; (ii) is not a "U.S. Person", as defined in Reg S; (iii) that the Shares, the Warrant and, if applicable, the Warrant Shares, are being acquired by the Purchaser for its own account and the Purchaser is not acquiring the Shares, the Warrant, or the Warrant Shares for the account or benefit of a "U.S. Person"; (iv) has its principal place of business in ______________________; (v) that such acquisition is made without any present intention of reoffering, reselling or distributing the Shares, the Warrant or the Warrant Shares; (vi) prior to making such acquisition, the Purchaser was given unrestricted access to all of the Company's books and records for the purpose of personally examining any such documents as the Purchaser deemed material to his investment decision; and (vii) prior to making such acquisition, the Purchaser was given an opportunity to ask questions of and receive answers from the Company's officers, directors, attorneys and accountants respecting any matter which the Purchaser deemed material to its investment decision and all such questions have been answered to the full satisfaction of the Purchaser. The Purchaser further understands that all certificates representing shares and warrants of the Purchaser shall bear the following legend:

         THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED IN RELIANCE ON REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE ACT OR ANY STATE SECURITIES LAW, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO REGULATION S, REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM UNDER SAID ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, ALL HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

         The Purchaser further covenants to only resell the Shares, the Warrant or the Warrant Shares in accordance with the provisions of Reg S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an exemption thereunder and shall not engage in any hedging transactions with regard to the Shares unless in compliance with such Act. The foregoing restrictions on the transferability of the Shares shall cease and terminate (i) when such securities shall have been effectively registered under the Securities Act and all applicable state securities laws, or otherwise disposed of in accordance with the requirements of Reg S or another exemption under the Securities Act, or (ii) the Company shall have received an opinion of counsel reasonably acceptable to the Company to the effect that such restrictions are no longer required in order to ensure compliance of any future transfer with the Securities Act and all applicable state securities laws. Whenever such restrictions shall terminate as to any of the Shares or the Warrant, the holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the legend set forth above.

         6. NOTICE. All notices, requests, demands and other communications relating to this Agreement shall be in writing, including by facsimile or email, addressed to the address set forth herein or such other address as any party shall notify the other party in writing, and shall be effective, in the case of written notice by mail, upon placement into the mails (first class, postage prepaid), and in the case of notice by facsimile or email, on the day sent.

         7. OTHER PROVISIONS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the original parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement shall be governed by the laws of the State of Vermont except to the extent such laws are preempted by federal law. If any of the provisions contained in this Agreement are invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Any provision of this Agreement may be waived by the person entitled to the benefit thereof; provided, no delay or failure on the part of any person in exercising any right hereunder, and no partial or single exercise thereof, shall constitute a waiver of any other fights hereunder. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may only be modified in writing signed by all the parties hereto.

         8. SUBMISSION TO EXCLUSIVE JURISDICTION. With respect to actions and proceedings to enforce the provisions of, arising from, or relating to this Agreement or the transactions contemplated hereby, each of the parties hereto consents to personal jurisdiction in the state or federal courts of Vermont and irrevocably agrees that all such actions and proceedings shall be litigated exclusively in such courts. Further, each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or FORUM NON CONVENIENS. Each of the parties hereto waives personal service of any and all process upon it and agrees that valid service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement, effective as of the date first above written.

                                       ENOTE.COM INC.

                                       BY: _________________________________
                                           JOHN R. VARSAMES, PRESIDENT AND CEO

                                       [NAME OF PURCHASER]

                                       BY: _________________________________
                                           [NAME, TITLE]

                                    EXHIBIT A

                                    EXHIBIT B

           WEBATM, INC., SOLUTIONET, LTD. AND NAVIS TECHNOLOGIES, INC.

                                   SCHEDULE 1

1. 5,000,000 shares of the Company's Convertible Preferred Stock, par value $.01 per share.

2. Warrants to acquire 2,000,000 shares of the Company's Common Stock par value $.01 per share.

3. Options to acquire shares of the Company's Common Stock issued to certain employees and consultants as incentive compensation.

4. 1-Year 12 Percent Convertible Debenture Due May 3, in the principal amount of $30,000.

5. 1-Year 12 Percent Convertible Debenture Due May 3, 2000, in the principal amount of $50,000.

                                                                              10